Exhibit 99.3

Second Quarter 2012 Financial Results Supplement

2 Table of contents

3 Quarterly net income and comprehensive income (loss)
Line 2: Provision for credit losses decreased in 2Q 2012 primarily due to lower estimated future losses due to the positive impact of an increase in national home prices.
Line 15: The shift from total other comprehensive income in 1Q 2012 to total other comprehensive loss in 2Q 2012 primarily reflects the adverse impact of spread widening on non-agency AFS securities, partially offset by higher fair value gains on agency and non-agency AFS securities due to declining long-term interest rates.

4 Comprehensive income (loss) 1
1 Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives previously accounted for as cash flow hedges; and (c) defined benefit plans.
A
B
C = A + B

5 Treasury draw requests and dividend payments
1 Includes the initial liquidation preference of Freddie Mac’s 10% senior preferred stock of $1.0 billion.
2 Consists of requested Treasury draws of $44.6 billion for 2008 and the initial liquidation preference of Freddie Mac’s 10% senior preferred stock of $1.0 billion.
3 Quarterly amounts represent the draw requested based on Freddie Mac’s net worth deficit for the quarters presented. Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented. Draw requests are funded in the subsequent quarter (e.g., $19 million draw request for 1Q 2012 was funded in 2Q 2012).
4 Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Treasury is entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock.
$ Billions 2 4 3
Draw Request from Treasury
Dividend Payment to Treasury

6 Total equity (deficit) and Senior Preferred Stock activity

7 Total other comprehensive income (loss)1
1 Total other comprehensive income (loss) for the quarter represents the change in Total AOCI, net of taxes, on the company’s consolidated balance sheets.
2 At March 31, 2012 and June 30, 2012, all available-for-sale securities were mortgage-related securities.

8 Loan loss reserves 1 1 3
1 Consists of the allowance for loan losses and the reserve for guarantee losses.
2 Includes amounts related to certain loans purchased under financial guarantees and reflected within other expenses on the company’s consolidated statements of comprehensive income.
3 Total mortgage portfolio, excluding non-Freddie Mac securities. 2

9 Real estate owned1
Property Inventory
2Q 2012 Activity
Geographic Distribution2
Based on Property Inventory
Historical Trend
Ending Property Inventory
1 Includes single-family and multifamily REO. Multifamily ending property inventory was 16 properties as of March 31, 2012 and 11 properties as of June 30, 2012.
2 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
((Number of Properties)
((Number of Properties)
We believe the volume of our single-family REO acquisitions during 2Q 2012 was less than it otherwise would have been due to: (a) the length of the foreclosure process, particularly in states that require a judicial foreclosure process; and (b) resource constraints on foreclosure activities for five larger servicers involved in a recent settlement with a coalition of state attorneys general and federal agencies.
We expect that the length of the foreclosure process will continue to remain above historical levels. We expect our REO activity to remain at elevated levels, as we have a large inventory of seriously delinquent loans in our single-family credit guarantee portfolio.
Excluding any post-foreclosure period during which borrowers may reclaim a foreclosed property, the average holding period for the company’s single-family REO dispositions was 199 days for 2Q 2012 compared to 201 days for 1Q 2012.
As of 6/30/12

10 Market liquidity provided
Number of Families Freddie Mac Helped to Own or Rent a Home1
In Thousands
Purchase and Issuance Volume2
(Single-Family and Multifamily)
$ Billions
For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower.
Includes, on a settlement date basis, purchases of mortgages and mortgage-related securities as part of our issuance of Guaranteed PCs and Structured Securities as well as our mortgage-related investments portfolio purchases of mortgage loans and non-Freddie Mac mortgage-related securities

Single-family refinance activity[1]



Number of Borrowers[2]
In Thousands
2,000
1,600
1,200
800
400
0
1,764
1,480
1,193
781
425
356
2009
2010
2011
YTD 2012
1Q 2012
2Q 2012



$ Volume
In Billions
400
350
300
250
200
150
100
50
0
$380
$306
$250
$163
$91
$72
2009
2010
2011
YTD 2012
1Q 2012
2Q 2012
Non-Relief Refinance
Relief Refinance – LTV ≤ 80%[3]
Relief Refinance – LTV > 80% to 105% (HARP)[3]
Relief Refinance – LTV > 105% (HARP)[3]

(In Thousands)	Cumulative Totals Since 2009
Number of Borrowers Helped to Refinance	5,218
Relief Refinance (Includes HARP)	*1,472*
Non-Relief Refinance	*3,746*

1 Consists of all single-family refinance mortgage loans that we either purchased or guaranteed during the period, including those associated with other guarantee commitments and Other Guarantee Transactions. Prior period amounts have been revised to conform to current period presentation.

2 For the periods presented, a borrower may be counted more than once if the company purchased more than one refinance loan relating to the same borrower.

3 The relief refinance mortgage initiative is Freddie Mac's implementation of the Home Affordable Refinance Program (HARP). Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place. HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac's program also allows borrowers with LTV ratios at or below 80% to participate.

11

12 Loan modifications Forbearance agreements Short sales and deed-in-lieu of foreclosure transactions Single-family loan workouts Home Retention Actions 1 Foreclosure Alternatives 1 Repayment plans 54 48 133 275 44 208 40 81 41
1 These categories are not mutually exclusive and a borrower in one category may also be included within another category.

13 Single-family loan modifications
1 Includes completed loan modifications under HAMP and under the company’s other modification programs. Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent or effective, such as loans in the trial period under HAMP or under the standard modification initiative.
2 Principal forbearance is a change to a loan’s terms to designate a portion of the principal as non-interest bearing .
Single-family Loan Modifications (HAMP and non-HAMP) 1 31 No change in terms Term extension Reduction of contractual interest rate, and in certain cases, term extension Rate reduction, term extension and principal forbearance 24 19 2 65 170 109 14 15 29

14 Quarterly Percentages of Modified Single-Family Loans (HAMP and non-HAMP) 1
Performance of single-family modified loans
Of the loans modified in 2Q 2010, 65% were current and performing 24 to 26 months post modification.
Of the loans modified in 1Q 2012, 85% were current and performing 3 to 5 months post modification.
1 Represents the percentage of loans that are current and performing (no payment is 30 days or more past due) or have been paid in full. Excludes loans in foreclosure status and loans in modification trial periods.
2 Loan modifications are recognized as completed in the quarterly period in which the servicer has reported the modification as effective and the agreement has been accepted by the company. For loans that have been remodified (e.g., where a borrower has received a new modification after defaulting on the prior modification) the rates reflect the status of each modification separately. For example, in the case of a remodified loan where the borrower is performing, the previous modification would be presented as being in default in the applicable period.

15 The UPB of outstanding repurchase requests issued to our single-family seller/servicers based on breaches of representations and warranties decreased from $3.2 billion as of March 31, 2012 to $2.9 billion as of June 30, 2012.1
1 The amount the company expects to collect on outstanding requests is significantly less than the unpaid principal balance (UPB) of the loans subject to repurchase requests primarily because many of these requests are likely to be satisfied by reimbursement of the company’s realized credit losses by seller/servicers, or rescinded in the course of the contractual appeals process. Based on historical loss experience and the fact that many of these loans are covered by credit enhancements (e.g., mortgage insurance). Freddie Mac expects the actual credit losses experienced by the company should it fail to collect on these repurchase requests to also be less than the UPB of the loans.
2 Repurchase requests outstanding more than four months include repurchase requests for which appeals were pending.
3 Approximately $1.2 billion of the total amount of repurchase requests outstanding at June 30, 2012 were issued due to mortgage insurance rescission or mortgage insurance claim denial.
4 Requests collected include payments received upon fulfillment of the repurchase request, reimbursement of losses for requests associated with foreclosed mortgage loans, negotiated settlements, and other alternative remedies.
5 During the second quarter of 2012, repurchase requests related to $1.4 billion of UPB of loans were cancelled, primarily as a result of the servicer providing missing documentation or a successful appeal of the request. In addition, requests cancelled includes $6 million of other items that affect the UPB of the loan while the repurchase request is outstanding, such as a change in UPB due to payments made on the loan, as well as requests deemed uncollectible due to the insolvency or other failure of the counterparty.
Repurchase requests Trend in Repurchase Requests Outstanding 2Q 2012 Repurchase Request Activity 4 3 $ Billions 2 5

16 Administrative expenses and efficiency1
1 Administrative expenses, expressed as a percentage of the average total mortgage portfolio. Basis points for the quarters and YTD 2012 are calculated on an annualized basis.

17 Purchase Agreement portfolio limits Indebtedness 1, 3 ($ Billions) Mortgage Assets 1, 2 ($ Billions)
1 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs). See the company’s Annual Report on Form 10-K for the year ended December 31, 2011 for more information.
2 Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio. The company discloses its mortgage assets on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC).
3 Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities. The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC.
Indebtedness limit Total debt outstanding Mortgage-related investments portfolio ending balance Mortgage-related investments portfolio limit

18 Credit Supplement

19 National home prices have experienced a cumulative decline of 24% since June 20061
1 National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions than Freddie Mac’s. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter. Seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical quarterly growth rates change as new data becomes available. Values for the most recent periods typically see the largest revisions. Cumulative decline of 24% calculated as the percent change from June 2006 to June 2012.
Source: Freddie Mac.

Home Price Performance By State June 2006 to June 20121 -12% 1% ^ 0% -11 to -1% ^-24% -23 to -12% United States -24% -9% -46% -43% -6% CT -21% DC 2% -24% -44% -30% -19% 0% -26% -25% -9% -4% -3% -2% -18% -24% -16% -30% -22% -15% -7% -5% -11% 25% -3% -24% -16% -60% -14% -17% 2% -24% -10% RI -32% -11% 4% -9% 5% -14% -18% -7% -23% -17% -2% 3% -22% 20
1 The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions.
Source: Freddie Mac.

21
1 Source: National Delinquency Survey from the Mortgage Bankers Association. Categories represent first lien single-family loans. Data is not yet available for the second quarter of 2012.
2 See “MD&A - RISK MANAGEMENT - Credit Risk - Mortgage Credit Risk - Single-Family Mortgage Credit Risk - Credit Performance - Delinquencies” in Freddie Mac’s Form 10-K for the year ended December 31, 2011, for information about the company’s reported delinquency rates. The single-family serious delinquency rate at June 30, 2012 was 3.45%.
1 1 1 23.18% 7.44% 5.17% 3.51%
Single-family Serious Delinquency Rates
Mortgage market and Freddie Mac serious delinquency rates 2

22 81%
Loan purpose of single-family credit guarantee portfolio purchases
1 The relief refinance mortgage initiative is Freddie Mac’s implementation of the Home Affordable Refinance Program (HARP). Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place. HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac’s program also allows borrowers with LTV ratios at or below 80% to participate.
2 Relief refinance mortgages with LTV ratios above 80% represented approximately 26% of our total single-family credit guarantee portfolio purchases in 2Q 2012, based on unpaid principal balance. 1, 2

23 Credit quality of single-family credit guarantee portfolio purchases1
Weighted Average Original LTV Ratio 2 of Single-family Mortgage Loans Purchased
Weighted Average Credit Score3 of Single-family Mortgage Loans Purchased
1 Purchases exclude mortgage loans acquired under the Freddie Mac Relief Refinance MortgageSM initiative. Relief refinance mortgages with LTV ratios above 80% represented approximately 4%, 12%, 12%,16% and 26% of purchases in the single-family credit guarantee portfolio (based on unpaid principal balance) in 2009, 2010, 2011, 1Q 2012 and 2Q 2012, respectively.
2 Original LTV ratios are calculated as the amount of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price. Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation because we generally do not receive data about them. The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.
3 Credit score data are based on FICO scores at the time of origination and may not be indicative of the borrowers’ creditworthiness at June 30, 2012. FICO scores can range between approximately 300 to 850 points.

24 Single-family 2Q 2012 credit losses and REO by region and state
1 Based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio at June 30, 2012.
2 UPB amounts exclude Other Guarantee Transactions with ending balances of $590 million since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
3 Based on the UPB of loans at the time of REO acquisition.
4 Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations expense for 2Q 2012.
5 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).

25 Single-family credit guarantee portfolio characteristics1
1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
2 For a description of Alt-A, see the “Glossary” in the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.
3 Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
4 Represents the FICO score of the borrower at loan origination. The company estimates that less than 1% of loans within the portfolio are missing origination FICO scores and as such are excluded.
5 Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of June 30, 2012, rather than all loans originally guaranteed by the company and originated in the respective year. Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column.
6 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.

26 Single-family credit profile by book year and product feature1
1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
2 Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of June 30, 2012, rather than all loans originally guaranteed by the company and originated in the respective year.
3 Represents the average of the borrowers’ FICO scores at origination. The company estimates that less than 1% of loans within the portfolio are missing FICO scores and as such are excluded.
4 Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
5 States presented are those with the highest percentage of credit losses during the three months ended June 30, 2012.
6 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.

27 Single-family cumulative foreclosure transfer and short sale rates1 by book year
1 Rates are calculated for each year of origination as the number of loans that have proceeded to foreclosure transfer or short sale and resulted in a credit loss, excluding any subsequent recoveries, divided by the number of loans originated in that year that were acquired in the company’s single-family credit guarantee portfolio. Includes Other Guarantee Transactions where loan characteristic data is available.
2007 2006 2005 2004 2001 2002 2003 2008 2009 2010 2011

28 Total Multifamily (MF) Portfolio Multifamily portfolio composition

29 Multifamily mortgage portfolio by attribute1
1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
2 Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
3 Based on either: (a) the year of acquisition, for loans recorded on the company’s consolidated balance sheets; or (b) the year that the company issued its guarantee, for the remaining loans in its multifamily mortgage portfolio.
4 Presents the six states with the highest geographic concentration by UPB at June 30, 2012.

30 Multifamily mortgage portfolio by attribute, continued1
1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
2 Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
3 DSCR - Debt Service Coverage Ratio - is an indicator of future credit performance for multifamily loans. DSCR estimates a multifamily borrower’s ability to service its mortgage obligation using the secured property’s cash flow, after deducting non-mortgage expenses from income. The higher the DSCR, the more likely a multifamily borrower will be able to continue servicing its mortgage obligation.

0.19% Multifamily market and Freddie Mac delinquency rates Percent
1 See “MD&A - RISK MANAGEMENT - Credit Risk - Mortgage Credit Risk - Multifamily Mortgage Credit Risk “ in Freddie Mac’s Form 10-K for the year ended December 31, 2011, for information about the company’s reported multifamily delinquency rate. The multifamily delinquency rate at June 30, 2012 was 0.27%.
Source: Freddie Mac, FDIC Quarterly Banking Profile, TREPP, American Council of Life Insurers (ACLI). Data is not yet available for the second quarter of 2012. 31 10.55% 2.36% 0.23%

32 Safe Harbor Statements
Freddie Mac obligations
Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac’s presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its efforts under the MHA Program, the servicing alignment initiative and other programs to assist the U.S. residential mortgage market, future business plans, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, implementation of new accounting guidance, credit losses, internal control remediation efforts, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage-to-debt option-adjusted spread, credit outlook, actions by FHFA, Treasury, the Federal Reserve, SEC, HUD, the Obama Administration and Congress, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances after the date of this presentation.